UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2014

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hopTo Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware	0-21683	13-3899021
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

1919 S. Bascom Avenue, Suite 600 Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 472-7466

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

hopTo Inc.’s executives are giving a presentation at the LD Micro Conference in Los Angeles today. The slide presentation will include the following slides:

“Status & Next steps

Prosumer version in App Store since November 2013

Hundreds of thousands of users and growing

Installed base has proven to be rich lead source for hopTo Work

Launched hopTo Work November 2014

Actively signing up resellers

First sales in Q4 2014

Scaling 2015

Investment Highlights

A groundbreaking productivity platform for business users, allowing mobile workers to leave their PCs behind

Successful Q4 launch of hopTo Work on schedule and beginning to generate revenue

Tremendous user traction and feedback

Massive opportunities in SMB and Enterprise IT Markets

Heavily patented technologies

Experienced and effective leadership team

hopTo is well positioned for significant and sustainable return on investment for our shareholders”

This Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information in the materials is presented as of December 2, 2014, and the Registrant does not assume any obligation to update such information in the future.

Safe Harbor Statement

Statements in this Current Report future revenue, traction, scaling and any other statement that may be construed as a prediction of future performance or events are “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which involve known and unknown risks, uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements. We claim the protection of the safe harbor contained in the Private Securities Litigation Reform Act of 1995 related to these forward looking statements.  These factors include risks described from time to time in our filings on Forms 10-K (such as in the “Risk Factors” section therein) and 10-Q with the Securities and Exchange Commission (SEC), press releases and other communications. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

hopTo Inc.

Dated: December 2, 2014	By:	/s/ Jean-Louis Casabonne
Jean-Louis Casabonne
Chief Financial Officer, Secretary